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                                                                   Exhibit 10.43


                                                                  EXECUTION COPY

                        CONTINUING UNCONDITIONAL GUARANTY


                  WHEREAS, Grafalloy Corporation, a Delaware corporation (the "Borrower") has entered into a Loan and Security Agreement dated as of April 7, 1997 (as amended from time to time, the "Loan Agreement") with LaSalle Business Credit, Inc ("LaSalle") pursuant to which LaSalle has made or may, from time to time hereafter, make loans and advances to or extend other financial accommodations to Borrower; and

                  WHEREAS, in connection with such loans and advances to be made under the Loan Agreement, LaSalle has required that The American Materials & Technologies Corporation, a Delaware corporation, as guarantor hereunder (the "Guarantor") execute and deliver this Guaranty to LaSalle as a condition to the extension and continuation of credit by LaSalle; and

                  WHEREAS, the Guarantor owns beneficially and of record all of the issued and outstanding shares of capital stock of the Borrower; and

                  WHEREAS, the extension and continued extension of credit, as aforesaid, by LaSalle is necessary and desirable to the conduct and operation of the business of each of the Borrower and the Guarantor.

                  NOW, THEREFORE, for value received and in consideration of any loan, advance, or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Borrower by LaSalle (including, without limitation, the Loans as defined in, and made or to be made by LaSalle to the Borrower pursuant to the Loan Agreement), the undersigned unconditionally guaranties (i) the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the indebtedness, liabilities and obligations of every kind and nature of the Borrower, to LaSalle or any parent, affiliate or subsidiary of LaSalle (the term "LaSalle" as used hereafter shall include such parents, affiliates and subsidiaries), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by LaSalle, whether through discount, overdraft, purchase, direct loan or as collateral or otherwise, including without limitation all obligations and liabilities of the Borrower, to LaSalle under the Loan Agreement and (ii) the prompt, full and faithful discharge by the Borrower of each and every term, condition, agreement, representation and warranty now or hereafter made by the Borrower to LaSalle (all such indebtedness, liabilities and obligations being hereinafter referred to as the "Borrower's Liabilities"). Guarantor further agrees to pay all costs and expenses, including, without limitation, all court costs and reasonable attorneys' and paralegals' fees paid or incurred by LaSalle in endeavoring to collect all or any part of the Borrower's Liabilities from, or in prosecuting any action against, Guarantor or any other guarantor of all or any part of the Borrower's Liabilities. All amounts payable by Guarantor under this Guaranty shall be payable upon demand by LaSalle.



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                  Notwithstanding any provision of this Guaranty to the
contrary, it is intended that this Guaranty, and any liens and security interests granted by Guarantor to secure this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Guarantor agrees that if the Guaranty, or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the "Bankruptcy Code" (as hereinafter defined) or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

                  Guarantor hereby agrees that, except as hereinafter provided, its obligations under this Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of the Borrower's Liabilities or any part thereof, or of any promissory note or other document evidencing all or any part of the Borrower's Liabilities, (ii) the absence of any attempt to collect the Borrower's Liabilities from the Borrower, or any other guarantor or other action to enforce the same, (iii) the waiver or consent by LaSalle with respect to any provision of any instrument evidencing the Borrower's Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by the Borrower and delivered to LaSalle, (iv) failure by LaSalle to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Borrower's Liabilities, (v) the institution of any proceeding under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss.101 et seq.), as amended (the "Bankruptcy Code"), or any similar proceeding, by or against the Borrower, or LaSalle's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under
Section 364 of the Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of LaSalle's claim(s) for repayment of the Borrower's Liabilities, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

                  Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of the Borrower, protest or notice with respect to the Borrower's Liabilities and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the obligations and liabilities contained herein. Upon any default by the Borrower, as provided in any instrument or document evidencing all or any part of the Borrower's Liabilities, including without limitation the Loan Agreement, LaSalle may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of the Borrower's Liabilities, without first proceeding against the Borrower or any other person, firm, or corporation, or against any security or collateral for the Borrower's Liabilities.




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                  LaSalle is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time and from time to time (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to the Borrower's Liabilities or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by the Borrower and delivered to LaSalle; (ii) accept partial payments on the Borrower's Liabilities; (iii) take and hold security or collateral for the payment of the Borrower's Liabilities guaranteed hereby, or for the payment of this Guaranty, or for the payment of any other guaranties of the Borrower's Liabilities or other liabilities of the Borrower, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its sole discretion it may determine; and
(v) settle, release, compromise, collect or otherwise liquidate the Borrower's Liabilities and any security or collateral therefor in any manner, without affecting or impairing the obligations of Guarantor hereunder. LaSalle shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from the Borrower, or any other source, and such determination shall be binding on Guarantor. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of the Borrower's Liabilities as LaSalle shall determine in its sole discretion without affecting the validity or enforceability of this Guaranty.

                  To secure the payment and performance of Guarantor's obligations and liabilities contained herein, Guarantor grants to LaSalle a security interest in all property of Guarantor delivered concurrently herewith or which is now, or at any time hereafter in transit to, or in the possession, custody or control of LaSalle, and all proceeds of all such property. Guarantor agrees that LaSalle shall have the rights and remedies of a secured party under the Uniform Commercial Code of Illinois, as now existing or hereafter amended, with respect to all of the aforesaid property, including without limitation thereof, the right to sell or otherwise dispose of any or all of such property and apply the proceeds of such sale to the payment of the Borrower's Liabilities. In addition, at any time after maturity of the Borrower's Liabilities by reason of acceleration or otherwise, LaSalle may, in its sole discretion, without notice to Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Borrower's Liabilities (i) any indebtedness due or to become due from LaSalle to Guarantor, and (ii) any moneys, credits or other property belonging to Guarantor, at any time held by or coming into the possession of LaSalle whether for deposit or otherwise.

                  Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Borrower's Liabilities and of all other circumstances bearing upon the risk of nonpayment of the Borrower's Liabilities or any part thereof that diligent inquiry would reveal and Guarantor hereby agrees that LaSalle shall have no duty to advise Guarantor of information known to LaSalle regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If LaSalle, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, LaSalle shall be under no obligation to update any such information or to provide any such information to Guarantor on any subsequent occasion.



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                  Guarantor consents and agrees that LaSalle shall be under no obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Borrower's Liabilities. Guarantor further agrees that, to the extent that the Borrower makes a payment or payments to LaSalle, or LaSalle receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, Guarantor, under any bankruptcy law, state or federal law, common law or equitable theory, then to the extent of such payment or repayment, the Borrower's Liabilities or the part thereof which has been paid, reduced or satisfied by such amount, and Guarantor's obligations hereunder with respect to such portion of the Borrower's Liabilities, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

                  Guarantor agrees that any and all claims of Guarantor against Borrower, any endorser or any other guarantor of all or any part of the Borrower's Liabilities, or against any of the Borrower's properties, whether arising by reason of any payment by Guarantor to LaSalle pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all of the Borrower's Liabilities.

                  LaSalle may, without notice to anyone, sell or assign the Borrower's Liabilities or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of the Borrower's Liabilities shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right, but LaSalle shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of LaSalle, as to any part of the Borrower's Liabilities retained by LaSalle.

                  This Guaranty shall be binding upon Guarantor and upon the successors (including without limitation, any receiver, trustee or debtor in possession of or for Guarantor) of Guarantor and shall inure to the benefit of LaSalle and its successors and assigns. The Guarantor represents and warrants that it has all necessary corporate authority to execute and deliver this Guaranty and to perform its obligations hereunder.

                  This Guaranty shall continue in full force and effect, and LaSalle shall be entitled to make loans and advances and extend financial accommodations to the Borrower, on the faith hereof until such time as LaSalle has, in writing, notified Guarantor that all of the Borrower's Liabilities have been paid in full and discharged and the Loan Agreement has been terminated or until LaSalle has actually received written notice from the Guarantor of the discontinuance of this Guaranty or written notice of the dissolution of the Guarantor. In case of any discontinuance by dissolution of the Guarantor (a "Termination Event"), this Guaranty and the obligations of Guarantor and its successors or assigns shall remain in full force and effect with respect to all of the Borrower's Liabilities incurred prior to the receipt by LaSalle of written notice of the Termination Event.




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                  Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

                  THIS GUARANTY SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                  Guarantor irrevocably agrees that, subject to LaSalle's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS GUARANTY SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. Guarantor hereby irrevocably appoints and designates the Secretary of State of Illinois, whose address is Springfield, Illinois (or any other person having and maintaining a place of business in such state whom Guarantor may from time to time hereafter designate upon ten (10) days written notice to LaSalle and who LaSalle has agreed in its sole discretion in writing is satisfactory and who has executed an agreement in form and substance satisfactory to LaSalle agreeing to act as such attorney and agent), as Guarantor's true and lawful attorney and duly authorized agent for acceptance of service of legal process. Guarantor agrees that service of such process upon such person shall constitute personal service of such process upon Guarantor. GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST GUARANTOR BY LASALLE IN ACCORDANCE WITH THIS PARAGRAPH.

                  GUARANTOR HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY
TO THIS GUARANTY.

                  IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned as of this 7th day of April, 1997.

                                    THE AMERICAN MATERIALS &
                                    TECHNOLOGIES CORPORATION



                                    By: /s/ William A. Timmerman
                                       -------------------------------
                                          Name: Wm. Timmerman
                                          Title: CFO





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